                                                                    Exhibit 8(e)
                                     FORM OF
                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT
                                   AMENDED [ ]


NAME OF FUND                                                           EFFECTIVE DATE
------------                                                           --------------
A.  Sweep Funds

Schwab Money Market Fund                                               May 1, 1993
Schwab Government Money Fund                                           May 1, 1993
Schwab Municipal Money Fund -- Sweep Class                             May 1, 1993
Schwab Municipal Money Fund -- Value Advantage Class                   June 6, 1995
Schwab California Municipal Money Fund -- Sweep Class                  May 1, 1993
Schwab California Municipal Money Fund -- Value Advantage Class        June 6, 1995
Schwab US Treasury Money Fund                                          May 1, 1993
Schwab New York Municipal Money Fund -- Sweep Class                    November 10, 1994

Schwab New York Municipal Money Fund -- Value Advantage Class          June 6, 1995

Schwab Government Cash Reserves Fund                                   October 20, 1997
Schwab New Jersey Municipal Money Fund                                 January 20, 1998
Schwab Pennsylvania Municipal Money Fund                               January 20, 1998

B.  Other Funds

Schwab Value Advantage Money Fund                                      May 1, 1993
Schwab Institutional Advantage Money Fund                              May 1, 1993
Schwab Retirement Money Fund                                           November 26, 1993


                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:    _____________________________________
                                    Name:  William J. Klipp
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    _____________________________________
                                    Name:  Colleen M. Hummer
                                    Title: Senior Vice President

                                                                    Exhibit 8(e)

                                     FORM OF
                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT
                                   AMENDED [ ]

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

     FUND                                        FEE
     ----                                        ---

A.   Sweep Funds

     Schwab Money Market Fund                    An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

     Schwab Government Money Fund                An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

     Schwab Municipal Money Fund                 An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

     Schwab California Municipal Money Fund      An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

     Schwab US Treasury Money Fund               An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

     Schwab New York Municipal Money Fund        An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

     Schwab Government Cash Reserves Fund        An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

     Schwab New Jersey Municipal Money Fund      An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

     Schwab Pennsylvania Municipal Money Fund    An annual fee, payable monthly,
                                                 of twenty one-hundredths of one
                                                 percent (.20%) of the Fund's
                                                 average daily net assets

B.   Other Funds

     Schwab Value Advantage Money Fund           An annual fee, payable monthly,
                                                 of five one-hundredths of one
                                                 percent (.05%) of the Fund's
                                                 average daily net assets

     Schwab Institutional Advantage Money Fund   An annual fee, payable monthly,
                                                 of five one-hundredths of one
                                                 percent (.05%) of the Fund's
                                                 average daily net assets

     Schwab Retirement Money Fund                An annual fee, payable monthly,
                                                 of five one-hundredths of one
                                                 percent (.05%) of the Fund's
                                                 average daily net assets

     Schwab Municipal Money Fund                 An annual fee, payable monthly,
                                                 of five one-hundredths of one
                                                 percent (.05%) of the Fund's
                                                 average daily net assets

     Schwab California Municipal Money Fund      An annual fee, payable monthly,
                                                 of five one-hundredths of one
                                                 percent (.05%) of the Fund's
                                                 average daily net assets

     Schwab New York Municipal Money Fund        An annual fee, payable monthly,
                                                 of five one-hundredths of one
                                                 percent (.05%) of the Fund's
                                                 average daily net assets



                                    THE CHARLES SCHWAB FAMILY OF FUNDS

                                    By:    _____________________________________
                                    Name:  William J. Klipp
                                    Title: Executive Vice President and Chief
                                           Operating Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By:    _____________________________________
                                    Name:  Colleen M. Hummer
                                    Title: Senior Vice President